Shane Daly

Vice President and

Associate General Counsel

(212) 314-3912

Fax: 212-314-3959

[AXA EQUITABLE LOGO]

September 9, 2016

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Separate Account No. 45 of AXA Equitable Life Insurance Company (the “Account”) Registration Nos.:
333-44996 and 811-08754 Accumulator Advisor
033-83750 and 811-08754 Accumulator
333-64751 and 811-08754 Accumulator Plus
333-73121 and 811-08754 Accumulator Select
333-61380 and 811-08754 Accumulator Elite

Commissioners:

AXA Equitable, on behalf of Registrant, has sent to contract owners the semi-annual reports, for the period ended June 30, 2016, for the following underlying mutual funds (“Funds”) in which Registrant invests:

•	AXA Premier VIP Trust – underlying funds:

AXA Aggressive Allocation

AXA Conservative Allocation

AXA Conservative-Plus Allocation

AXA Moderate Allocation

AXA Moderate-Plus Allocation

•	EQ Advisors Trust – underlying funds:

AXA 400 Managed Volatility

AXA 2000 Managed Volatility

AXA/Franklin Balanced Managed Volatility

AXA/Franklin Small Cap Value Managed Volatility

AXA/Franklin Templeton Allocation Managed Volatility

AXA Global Equity Managed Volatility

AXA International Core Managed Volatility

AXA International Value Managed Volatility

AXA Large Cap Core Managed Volatility

AXA Large Cap Growth Managed Volatility

AXA Large Cap Value Managed Volatility

AXA Mid Cap Value Managed Volatility

AXA/Mutual Large Cap Equity Managed Volatility

AXA/Templeton Global Equity Managed Volatility

EQ/AB Short Duration Government Bond

EQ/AB Small Cap Growth

EQ/Calvert Socially Responsible

EQ/Common Stock Index

EQ/Core Bond Index

EQ/Equity 500 Index

EQ/GAMCO Mergers and Acquisitions

EQ/GAMCO Small Company Value

EQ/Intermediate Government Bond

EQ/International Equity Index

EQ/Large Cap Growth Index

EQ/Large Cap Value Index

EQ/Mid Cap Index

EQ/Money Market

EQ/Morgan Stanley Mid Cap Growth

EQ/Quality Bond PLUS

EQ/Small Company Index

Multimanager Technology

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

AXA Equitable understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/s/ Shane Daly
Shane Daly

AXA EQUITABLE LIFE INSURANCE COMPANY

1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104